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Exhibit 1.1 - Form of Underwriting Agreement

                               $[________________]

                       CARMAX AUTO OWNER TRUST 20[__]-[__]

             $[______________] [____]% Class A-1 Asset Backed Notes
             $[______________] [____]% Class A-2 Asset Backed Notes
             $[______________] [____]% Class A-3 Asset Backed Notes
             $[______________] [____]% Class A-4 Asset Backed Notes
              $[_______________] [____]% Class B Asset Backed Notes
              $[_______________] [____]% Class C Asset Backed Notes

                             CARMAX AUTO FUNDING LLC
                                    Depositor

                          CARMAX AUTO SUPERSTORES, INC.
                                    Servicer

                             UNDERWRITING AGREEMENT

                                                              [__________], 2003

[________________]
     as Representative of the
     several Underwriters
[________________]
[________________]
[________________]

Dear Sirs:

     CarMax Auto Funding LLC, a Delaware limited liability company (the "Depositor"), hereby confirms its agreement with [_______________] ("[_______________]") and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom [_______________] is acting as representative (in such capacity, the "Representative"), with respect to the sale by the Depositor and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A of $[_______________] aggregate principal amount of [____]% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $[_______________] aggregate principal amount of [____]% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $[_______________] aggregate principal amount of [____]% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), $[_______________] aggregate principal amount of [____]% Class A-4 Asset Backed Notes (the "Class A-4 Notes" and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), $[______________] aggregate principal amount of [____]% Class B Asset Backed Notes (the "Class B Notes") and $[_______________] aggregate principal amount of [____]% Class C Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and Class B Notes, the "Notes") of the CarMax Auto Owner Trust 20[__]-[__] (the "Trust") under the terms and conditions contained herein.

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     Simultaneously with the issuance and sale of the Notes as contemplated herein, the Trust will issue CarMax Auto Owner Trust 20[__]-[__] Certificates (the "Certificates" and, together with the Notes, the "Securities"). The Notes will be issued pursuant to an indenture, dated as of [____________], 2003 (the "Indenture"), between the Trust and [_______________], as trustee (the "Indenture Trustee"). The Trust will be created and the Certificates will be issued pursuant to an amended and restated trust agreement, dated as of [____________], 2003 (the "Trust Agreement"), between the Depositor and [_______________], as trustee (the "Owner Trustee"). Each Note will represent an obligation of the Trust, each Certificate will represent an undivided beneficial interest in the Trust and the Certificates will be subordinated to the Notes to the extent described in the Indenture and the Trust Agreement.

     The assets of the Trust will include, among other things, (i) a pool of motor vehicle retail installment sale contracts (the "Receivables") secured by the new and used motor vehicles financed thereby (the "Financed Vehicles"), (ii) certain monies payable under the Receivables after [____________], (iii) security interests in the Financed Vehicles, (iv) amounts on deposit in certain accounts, (v) certain rights under a receivables purchase agreement, dated as of [____________], 2003 (the "Receivables Purchase Agreement"), between CarMax Auto Superstores, Inc. ("CarMax") and the Depositor, pursuant to which CarMax will sell the Receivables to the Depositor, (vi) certain rights under a sale and servicing agreement, dated as of [____________], 2003 (the "Sale and Servicing Agreement"), among the Trust, the Depositor and CarMax, as servicer (the "Servicer"), pursuant to which the Receivables and other property of the Trust will be sold to the Trust and the Receivables will be serviced by the Servicer and (vii) all proceeds of the foregoing. Pursuant to the Indenture, the Trust property will be held by the Indenture Trustee on behalf of the holders of the Notes. Pursuant to an administration agreement, dated as of [____________], 2003 (the "Administration Agreement"), among CarMax, as administrator (the "Administrator"), the Trust and the Indenture Trustee, the Administrator will perform certain administrative obligations of the Trust under the Indenture. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

     The Indenture, the Trust Agreement, the Administration Agreement, the Sale and Servicing Agreement and the Receivables Purchase Agreement are referred to herein collectively as the "Basic Documents".

     The Depositor has prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (File No. 333-107925), including a preliminary base prospectus and a form of preliminary prospectus supplement relating to the offering of asset backed notes and asset backed certificates, issued in series from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. The Depositor will file a final base prospectus and a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b)(2) or (5) under the Securities Act. The Depositor has included in such registration statement, as amended at the Effective Date (as hereinafter defined), all information required by the Securities Act and the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations") to be included in

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the prospectus with respect to the offering of the Notes. As filed, the final prospectus and the final prospectus supplement shall include all required information with respect to the offering of the Notes and shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time (as hereinafter defined) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have been previously been furnished to the Representative) as the Depositor has advised the Representative, prior to the Execution Time, will be included or made therein.

     As used herein, "Execution Time" means the date and time this Agreement is executed and delivered to the parties hereto and "Effective Date" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission. Such registration statement, as amended as of the Effective Date, including the exhibits thereto and any material incorporated by reference therein pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is referred to as the "Registration Statement". "Base Prospectus" means the base prospectus included in the Registration Statement, as amended at the time of the filing of the Prospectus. "Preliminary Prospectus" means any preliminary prospectus supplement to the Base Prospectus and the Base Prospectus which describes the offering of the Notes and is used prior to the filing of the Prospectus. "Prospectus" means the supplement to the Base Prospectus that is first filed after the Execution Time pursuant to Rule 424(b), together with the Base Prospectus, as amended at the time of such filing; provided, however, that a supplement to the Base Prospectus shall be deemed to have supplemented the Base Prospectus only with respect to the offering of the series of securities to which it relates. "Prospectus Supplement" means the supplement to the Base Prospectus included in the Prospectus.

     To the extent that the Depositor has prepared (i) Collateral Term Sheets (as defined in Section 6) that the Underwriters, the Depositor or CarMax have provided to a prospective investor, the Depositor shall file with the Commission such Collateral Term Sheets as an exhibit to a report on Form 8-K within two business days of its receipt thereof or (ii) Structural Term Sheets or Computational Materials (each as defined in Section 6), the Depositor shall file with the Commission a report on Form 8-K containing such Structural Term Sheet and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is made available to the Representative in final form.

     All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be. All references in this Agreement to the terms "amend", "amendments" or "supplements" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any documents under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any

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Preliminary Prospectus or the Prospectus, as the case may be, which are or are deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     Section 1. Representations and Warranties.

     (a) Representations and Warranties by the Depositor. The Depositor represents and warrants to the Underwriters as of the date hereof and as of the Closing Time referred to in Section 2(b) and agrees with the Underwriters as follows:

          (i) Compliance with Registration Requirements. The Depositor meets the requirements for use of Form S-3 under the Securities Act. If the Registration Statement contains the undertaking specified by Regulation S-K
     Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Depositor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          At the respective times that the Registration Statement and any post-effective amendments thereto became effective and at Closing Time, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Trust Indenture Act and the rules and regulations of the Commission under the Trust Indenture Act (the "Trust Indenture Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Depositor in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus.

          Any Preliminary Prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Securities Act Regulations, complied when so filed in all material respects with the Securities Act Regulations and any Preliminary Prospectus and the

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     Prospectus delivered to the Underwriters for use in connection with the offering of the Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the date of the Prospectus and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Depositor, whether or not arising in the ordinary course of business, or in the ability of the Depositor to perform its obligations under this Agreement and each Basic Document to which it is a party (a "Material Adverse Effect") and (B) there have been no transactions entered into by the Depositor, other than those in the ordinary course of business, which are material with respect to it.

          (iv) Due Organization of the Depositor. The Depositor has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware, and all filings required at the date hereof under the Delaware Limited Liability Company Act (6 Del. C. (S)18-101, et seq.) (the "LLC Act") with respect to the due formation and valid existence of the Depositor as a limited liability company have been made; the Depositor has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and to perform its obligations under this Agreement and each Basic Document to which it is a party (collectively, the "Depositor Agreements") and the Securities; and the Depositor is duly qualified or registered as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership of property or the conduct of business, except where the failure to so qualify or register or to be in good standing would not result in a Material Adverse Effect.

          (v) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Depositor.

          (vi) Authorization of Basic Documents. As of the Closing Time, each of the Basic Documents to which the Depositor is a party has been duly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and

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     delivery thereof by the other parties thereto, will constitute a valid and binding agreement of the Depositor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (vii) Issuance of the Notes. The Notes have been duly authorized and, at the Closing Time, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (viii) Issuance of the Certificates. The Certificates have been duly authorized and, at the Closing Time, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Trust Agreement, will be validly issued and outstanding and will be in the form contemplated by, and entitled to the benefits of, the Trust Agreement.

          (ix) Description of the Securities and Basic Documents. The Securities and the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Registration Statement and the Prospectus.

          (x) Absence of Defaults and Conflicts. The Depositor is not in violation of its limited liability company agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its properties or assets is subject (collectively, "Agreements and Instruments"), except for defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance by the Depositor of the Depositor Agreements and the Securities, the consummation of the transactions contemplated herein and therein, in the Registration Statement or in the Prospectus and compliance by it with its obligations hereunder and thereunder have been duly and validly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") upon any of its property or assets pursuant to the Agreements and Instruments except for Liens permitted by the Basic Documents and conflicts, breaches or defaults that, individually or in the aggregate, will not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of its limited liability company agreement or any applicable law, statute,

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     rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Depositor or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Depositor.

          (xi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Depositor, threatened, against or affecting the Depositor which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein or stated in a document incorporated by reference therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect its properties or assets; the aggregate of all pending legal or governmental proceedings to which the Depositor is a party or of which any of its properties or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein which have not been so described and filed as required.

          (xiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court, governmental authority or agency or any other person is necessary in connection with (A) the issuance of the Securities or the offering and sale of the Notes, (B) the execution, delivery and performance by the Depositor of the Depositor Agreements or
     (C) the consummation by the Depositor of the transactions contemplated hereby or thereby, except such as have been obtained and are in full force and effect as of the Closing Time.

          (xiv) Possession of Licenses and Permits. The Depositor possesses or, as of the Closing Time, has applied, for such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Depositor is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; except for Governmental Licenses that have been applied for as of the Closing Time, all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect or would render a material portion of the Receivables unenforceable; and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a

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     Material Adverse Effect or would render a material portion of the
     Receivables unenforceable.

          (xv) Title to Receivables; Payment of Fees. As of the Closing Time, the Depositor will have good and marketable title to the Receivables listed in Schedule 1 to the Sale and Servicing Agreement, free and clear of any Lien; and the Depositor's assignment and delivery of the Receivables to the Trust will vest in the Trust the good and marketable title purported to be conveyed thereby, and the Trust will be the sole owner of each Receivable free and clear of Liens other than the Lien in favor of the Indenture Trustee under the Indenture; all taxes, fees and other governmental charges arising in connection with the transactions contemplated by this Agreement and the Basic Documents and with the execution and delivery of the Receivables, including any amendments thereto and assignments and/or endorsements thereof, have been paid by the Depositor.

          (xvi) Investment Company Act. Neither the Trust nor the Depositor is now or, as a result of the transactions contemplated by this Agreement, will be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (xvii) Incorporation of Representations and Warranties. The representations and warranties of the Depositor in each Basic Document to which it is a party are true and correct in all material respects and are hereby restated for the benefit of the Underwriters and incorporated by reference herein with the same effect as if set forth in full herein.

     (b) CarMax represents and warrants to the Underwriters as of the date hereof and as of the Closing Time that the representations and warranties of the Depositor set forth in Sections 1(a) are true and correct and further represents and warrants to the Underwriters that:

          (i) Due Organization of CarMax. CarMax has been duly incorporated and is validly existing in good standing under the laws of the State of Virginia and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a Material Adverse Effect on either the business or properties of CarMax; CarMax has the corporate power and authority to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and each of the Basic Documents to which it is a party (collectively, the "CarMax Agreements"); CarMax holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus.

          (ii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by CarMax.

          (iii) Authorization of Basic Documents. As of the Closing Time, each of the Basic Documents to which CarMax is a party has been duly authorized, executed and

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     delivered by CarMax, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of CarMax, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iv) Absence of Defaults and Conflicts. CarMax is not in violation of its articles of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Agreements and Instruments, except for defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance by CarMax of the CarMax Agreements, the consummation of the transactions contemplated herein and therein, in the Registration Statement or in the Prospectus and compliance by it with its obligations hereunder and thereunder have been duly and validly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, a default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien upon any of its property or assets pursuant to the Agreements and Instruments except for Liens permitted by the Basic Documents and conflicts, breaches or defaults that, individually or in the aggregate, will not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of its articles of incorporation or bylaws or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CarMax or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by CarMax.

          (v) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of CarMax, threatened, against or affecting CarMax which is or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect its properties or assets; the aggregate of all pending legal or governmental proceedings to which CarMax is a party or of which any of its properties or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (vi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court, governmental authority or agency or any other person is necessary in connection with (A) the issuance of the Securities or the offering and sale of the Notes, (B) the execution, delivery and performance by CarMax of the CarMax Agreements or (C) the consummation by CarMax of the transactions contemplated hereby or thereby, except such as have been obtained and are in full force and effect as of the Closing Time.

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          (vii) Possession of Licenses and Permits. CarMax possesses or, as of the Closing Time, has applied, for such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; CarMax is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; except for Governmental Licenses that have been applied for as of the Closing Time, all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect or would render a material portion of the Receivables unenforceable; and CarMax has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or would render a material portion of the Receivables unenforceable.

          (viii) Title to Receivables; Payment of Fees. As of the Closing Time, CarMax will have good and marketable title to the Receivables listed in
     Schedule 1 to the Receivables Purchase Agreement, free and clear of any Lien; and CarMax's sale and delivery of the Receivables to the Depositor will vest in the Depositor the good and marketable title purported to be conveyed thereby.

          (ix) No Material Adverse Change. Since the date as of which information is given in the Prospectus, except as otherwise set forth therein, (A) there has been no Material Adverse Effect with respect to CarMax and (B) there have been no transactions entered into by CarMax, other than those in the ordinary course of business, which are material with respect to it.

          (x) Incorporation of Representations and Warranties. The representations and warranties of CarMax in each Basic Document to which it is a party are true and correct in all material respects and are hereby restated for the benefit of the Underwriters and incorporated by reference herein with the same effect as if set forth in full herein.

     (c) Officer's Certificates. Any certificate signed by any officer of CarMax, the Depositor or any of their respective Affiliates and delivered at the Closing Time to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by CarMax, the Depositor or such Affiliate, as the case may be, to the Underwriters as to the matters covered thereby. When used in this Agreement, the term "Affiliate" or "Affiliates" shall have the meaning assigned by Rule 501(b) of the Securities Act Regulations.

     Section 2. Sale and Delivery to the Underwriters; Closing.

     (a) Purchase of Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Underwriters, and the Underwriters severally agree to purchase from the Depositor, the aggregate principal amount of Notes set forth opposite each Underwriter's name on Schedule A at a purchase price equal to, in the case of (i) the Class A-1

Notes,        % of the principal amount thereof, (ii) the Class A-2 Notes,
       -------
       % of the principal amount thereof, (iii) the Class A-3 Notes,        % of
-------                                                              -------
the principal amount thereof, (iv) the Class A-4 Notes,        % of the
                                                        -------
principal amount thereof, (v) the Class B Notes,        % of the principal
                                                 -------
amount thereof and (vi) the Class C Notes,        % of the principal amount
                                           -------
thereof.

     (b) Payment. Payment of the purchase price, and delivery of certificates, for the Notes shall be made at the offices of McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23219-4030, or at such other place as shall be agreed upon by the Representative and the Depositor, at 10:00
A.M. (New York time) on        , or such other time not later than five business
                        -------
days after such date as shall be agreed upon by the Representative and the Depositor (such date and time of payment and delivery being called the "Closing Time"). Pursuant to Rule 15c6-1(d) of the Exchange Act Regulations, the parties hereto have agreed that the Closing Time will be not less than five business days following the date hereof.

     Each class of Notes will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Certificates for the Securities shall be made available for examination by the Representative in Richmond, Virginia not later than 10:00 A.M. (New York time) on the business day prior to the Closing Time.

     Delivery of the Notes shall be made against payment of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Depositor.

     Section 3. Covenants of the Depositor. The Depositor covenants with each Underwriter as follows:

          (a) Compliance with Securities Act Regulations and Commission Requests. The Depositor, subject to Section 3(b), will comply with the requirements of Rules 424(b) and 430A of the Securities Act Regulations, if and as applicable, and will notify the Representative immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Depositor will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Depositor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Depositor will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement, any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Representative with copies of all such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements. The Depositor has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of the amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of the amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and the amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Offering Documents. The Depositor will deliver to each Underwriter, without charge, as many copies of any Computational Materials, any Structural Term Sheet, any Collateral Term Sheet and any Preliminary Prospectus as such Underwriter may reasonably request, and the Depositor hereby consents to the use of such copies for purposes permitted by the Securities Act. The Depositor will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Depositor will comply with the Securities Act and the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and the Trust Indenture Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Agreement, the Basic Documents, the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Depositor, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Depositor will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Depositor will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) State Securities Law Qualifications. The Depositor will use its best efforts to assist the Underwriters in arranging for the qualification of the Notes for offering and sale and the determination of their eligibility for investment, as the case may be, under the laws of such jurisdictions as the Underwriters designate and will continue to assist the Underwriters in maintaining such qualifications in effect for a period of not less than one year from the date of the Prospectus; provided, however, that the Depositor shall not be obligated to file any general consent to service of process or to qualify as a foreign limited liability company or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Notes have been so qualified, the Depositor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the Prospectus. The Depositor will also supply the Underwriters with such information as is necessary for the determination of the legality of the offering and sale of the Notes for investment under the laws of such jurisdictions as the Underwriters may reasonably request.

          (g) Earnings Statement. The Depositor will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security-holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

          (h) Use of Proceeds. The Depositor shall cause the Trust to use the net proceeds received by it from the sale of the Notes in the manner specified in the Base Prospectus under "Use of Proceeds".

          (i) Reports, Statements and Certificates. So long as any Notes are outstanding, the Depositor shall deliver or cause to be delivered to the Underwriters, as soon as copies become available, copies of (i) each payment date certificate delivered to Securityholders pursuant to Section
     4.9 of the Sale and Servicing Agreement, (ii) the annual statements of compliance, annual independent certified public accountants' reports and annual opinions of counsel furnished to the Indenture Trustee or the Owner Trustee pursuant to the Basic Documents, as soon as such statements, reports and opinions are furnished to the Indenture Trustee or the Owner Trustee and (iii) such other information concerning CarMax, the Depositor, the Trust or the Securities as the Underwriters may reasonably request from time to time.

          (j) Reporting Requirements. The Depositor, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

     Section 4. Payment of Expenses.

     (a) Expenses. The Depositor shall pay all of its own expenses incident to the performance of its obligations under this Agreement, including without limitation (i) the preparation, printing and filing of the Registration Statement, any Computational Materials, any Structural Term Sheet, any Collateral Term Sheet, any Preliminary Prospectus, the Prospectus and each amendment or supplement thereto, (ii) the preparation, reproduction and delivery to the Underwriters of this Agreement, any agreement among Underwriters, each Basic Document and each other document as may be required in connection with the issuance of the Securities or the offering, purchase, sale or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Notes to the Underwriters and the Certificates to the Depositor, (iv) the fees and expenses of the counsel, accountants and other advisors of the Depositor and any of its Affiliates in connection with the transactions contemplated by this Agreement, (v) the qualification of the Notes under state securities laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (vi) the printing and delivery to the Underwriters of copies of any Computational Materials, any Structural Term Sheet, any Collateral Term Sheet, any Preliminary Prospectus, the Prospectus and any amendments on supplements thereto, (vii) the fees and expenses of the Owner Trustee and the Indenture Trustee, including the reasonable fees and disbursements of their respective counsel in connection with the transactions contemplated by this Agreement and (viii) any fees payable to Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's" and, together with Moody's, the "Rating Agencies"), in connection with the rating of the Notes.

     (b) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i), the Depositor shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 5. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters are subject to the accuracy of the representations and warranties of CarMax and the Depositor contained in Section 1 or in certificates of any officer of CarMax or the Depositor or any of their respective Affiliates delivered pursuant to the provisions hereof, to the performance by CarMax and the Depositor of their respective covenants and other obligations hereunder and to the following additional conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and at the

     Closing Time no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) of the Securities Act Regulations (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A of the Securities Act Regulations).

          (b) Accountants' Comfort Letter. At the Closing Time, the Underwriters and the Depositor shall have received from KPMG LLP a letter or letters dated as of the Closing Time, in form and substance as previously agreed upon by the Representative and otherwise satisfactory in form and substance to the Underwriters and counsel for the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial, statistical and other information contained in or incorporated by reference into the Prospectus.

          (c) Officer's Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect with respect to either CarMax or the Depositor whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate, dated as of the Closing Time, of an authorized officer of: (i) the Depositor to the effect that (A) there has been no such Material Adverse Effect, (B) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (C) the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time; and (ii) CarMax to the effect that (A) there has been no such Material Adverse Effect, (B) the representations and warranties in Section 1(b) are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (C) CarMax has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

          (d) Opinion of Special Bankruptcy Counsel for CarMax. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of McGuireWoods LLP, special bankruptcy counsel for CarMax, in form and substance satisfactory to counsel for the Underwriters, regarding (i) the conveyance of the Receivables by CarMax to the Depositor being a "true sale", (ii) the granting to the Depositor of a first priority perfected security interest in the Receivables and (iii) to the effect that should CarMax become the debtor in a case under the United States bankruptcy code, the court would not order the substantive consolidation of the assets and liabilities of the Depositor with those of CarMax, and such opinion shall be in substantially the form previously discussed with the Representative and counsel for the Underwriters and in any event satisfactory in form and in substance to counsel for the Underwriters.

          (e) Opinion of Special Tax Counsel for the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of McGuireWoods LLP, special federal and Virginia State income tax counsel for the Depositor, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that for federal and Virginia State income tax purposes, the Notes will be considered debt and the Trust will not be an association taxable as a corporation and that the statements in the (i) Prospectus Supplement and
     (ii) Prospectus under the headings "Summary - Tax Status", "Summary - ERISA Considerations", "Material Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and provide a fair summary in all material respects.

          (f) Opinion of Special Local Counsel for CarMax. At the Closing Time, the Underwriters shall have received the favorable opinions, each dated as
     of the Closing Time, of            , special            ,             and
                             -----------          -----------  -----------
                 counsel for CarMax and            , special             counsel
     -----------                        -----------          -----------
     for CarMax, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that upon consummation of the transactions contemplated by the Basic Documents, the Trust had a perfected security interest in the Financed Vehicles financed under Receivables originated in the relevant jurisdiction.

          (g) Opinion of Counsel for CarMax and the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of McGuireWoods LLP, counsel for CarMax and the Depositor, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) CarMax is a corporation validly existing and in good standing under the laws of the Commonwealth of Virginia and has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and to execute, deliver and perform its obligations under the CarMax Agreements.

               (ii) The execution, delivery and performance by CarMax of the CarMax Agreements have been duly and validly authorized by all necessary corporate action on the part of CarMax.

               (iii) This Agreement has been duly and validly executed and delivered by each of CarMax and the Depositor.

               (iv) The Basic Documents to which CarMax is a party have been duly and validly executed and delivered by CarMax and constitute legal, valid and binding agreements of CarMax, enforceable against CarMax in accordance with their respective terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, receivership, conservatorship and similar laws relating to or affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (v) Both the Sale and Servicing Agreement and the Receivables Purchase Agreement constitute legal, valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with their respective terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, receivership, conservatorship and similar laws relating to or affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (vi) The authorization, execution, delivery and performance by CarMax of the CarMax Agreements and the Depositor of the Depositor Agreements, as applicable, and the issuance, offering, sale or delivery of the Securities do not require the authorization, approval, consent, license, order, registration, qualification, decree or approval of, or any filing with, any court or governmental agency or body having jurisdiction over CarMax or the Depositor, respectively (except such consents, authorizations, approvals or filings as have been obtained or made and as are in full force and effect or those that may be required under the state securities or blue sky laws of the various States, and except for the filing of UCC-3 partial release statements relating to the release of the existing liens on the Receivables and the other property of the Trust of CarMax's secured lenders and the filing of UCC-1 financing statements relating to the conveyance of the Receivables and other property of the Trust by the Depositor to the Trust and by the Trust to the Indenture Trustee, which UCC statement filings are in the process of being made) and do not conflict with, violate, result in a breach of or constitute a default under (A) any term or provision of the amended and restated articles of incorporation or bylaws of CarMax or any term or provision of the limited liability company agreement of the Depositor, as applicable, (B) in any material respect, any statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over CarMax or the Depositor or (C) in any material respect, any indenture or other agreement or instrument known to such counsel to which CarMax or the Depositor is a party or by which it or any of its properties is bound.

               (vii) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court, administrative agency or other tribunal (A) asserting the invalidity of any CarMax Agreement, any Depositor Agreement or the Securities,
          (B) seeking to prevent the issuance of the Securities or the consummation by CarMax or the Depositor of the transactions contemplated by the CarMax Agreements or the Depositor Agreements, respectively, or (C) which, if adversely determined, would reasonably be expected to materially and adversely affect the performance by either CarMax or the Depositor of its obligations under, or the validity or enforceability of, any CarMax Agreement or any Depositor Agreement, as applicable.

               (viii) Each of CarMax and the Depositor possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; each of CarMax and the Depositor is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect or would render a material portion of the Receivables unenforceable; and neither CarMax nor the Depositor has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or would render a material portion of the Receivables unenforceable.

               (ix) Assuming that the Notes have been duly executed and delivered by the Owner Trustee, authenticated by the Indenture Trustee in accordance with the Indenture and delivered against payment of the consideration specified in this Agreement, the Notes will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

               (x) Such counsel is familiar with the standard operating procedures of CarMax relating to the acquisition by CarMax of a first priority perfected security interest in the financed vehicles financed by installment sale contracts originated by CarMax in the ordinary course of its business and relating to the sale of such contracts and such security interests in the financed vehicles in the ordinary course of its business. Assuming that such standard procedures have been and are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that CarMax has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles), CarMax has acquired a first priority perfected security interest in the Financed Vehicles. As to each security interest in a Financed Vehicle created by a Receivable, no filing or other action is necessary to perfect or continue the perfected status of such security interest as against creditors of or transferees from the obligor under such Receivable; provided that (A) no opinion is rendered as to a security interest in a Financed Vehicle as to which neither a properly endorsed certificate of title naming

          CarMax or an Affiliate or predecessor of CarMax as legal owner nor an application for an original registration together with an application for registration of CarMax or an Affiliate or predecessor of CarMax as legal owner, has been deposited with the appropriate department of motor vehicles and (B) no opinion is given as to the enforceability of the security interest in a Financed Vehicle as against a subsequent owner of a Financed Vehicle or a holder or assignee of a certificate of title relating to such Financed Vehicle through fraudulent or negligent transfer of such certificate title.

               (xi) The Securities and the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Prospectus.

               (xii) The execution, delivery and performance by CarMax of the CarMax Agreements and the Depositor of the Depositor Agreements and the consummation of the transactions contemplated herein and therein and compliance with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any Lien upon any property or assets of CarMax or the Depositor pursuant to any Agreement or Instrument to which CarMax or the Depositor is a party or by which either may be bound (except for Liens permitted by the Basic Documents), or to which any of the property or assets of CarMax or the Depositor is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree known to such counsel, of any government, government instrumentality or court having jurisdiction over CarMax or the Depositor or any of their respective properties, assets or operations.

               (xiii) The information set forth in any Computational Materials, any Structural Term Sheet or any Collateral Term Sheet and the Prospectus Supplement under the headings "Summary - Servicer", "Summary - Seller", "Risk Factors - Geographic Concentration May Result in More Risk to You", "The Receivables" and "CarMax" and the information set forth in the Base Prospectus under the headings "Summary - Servicer", "Summary - Seller", "The Receivables", "The Seller", "CarMax", "Certain Information Regarding the Securities" and "Material Legal Issues Relating to the Receivables", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and provide a fair and accurate summary in all material respects.

               (xiv) Neither the Trust nor the Depositor is required to register as an "investment company" under the Investment Company Act.

               (xv) The Indenture has been duly qualified under the Trust Indenture Act.

               (xvi) The Indenture creates a valid security interest in favor of the Indenture Trustee in the Collateral, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing.

               (xvii) The Registration Statement has become effective under the Securities Act; to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

               (xviii) The Registration Statement and the Prospectus (in each case other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need not express any opinion), as of their respective effective or issue dates, as the case may be, complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

          Such counsel shall also state that such counsel has examined the Registration Statement and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (other than the financial statements and schedules and other financial, numerical, statistical and quantitative information, in each case contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need make no statement), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than the financial statements and schedules and other financial, numerical, statistical and quantitative information, in each case contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need make no statement), at the date thereof and at the Closing Time, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) Opinion of Special Delaware Counsel for the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of [_______________], special Delaware counsel for the Depositor, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that:

               (i) The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its properties and to conduct its business as described in the Prospectus and to execute, deliver and perform its obligations under the Depositor Agreements.

               (ii) The Limited Liability Company Agreement of the Depositor, dated as of August 6, 2003 (the "LLC Agreement"), by CarMax (the "Member"), as the sole equity member of the Depositor, and the special members named therein, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditor's rights generally and to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (iii) Under the LLC Act and the LLC Agreement, the Depositor has all necessary limited liability company power and authority to execute and deliver, and to perform its obligations under the Depositor Agreements.

               (iv) Under the LLC Act and the LLC Agreement, the execution and delivery by the Depositor of the Depositor Agreements, and the performance by the Depositor of its obligations under the Depositor Agreements, have been duly authorized by all necessary limited liability company action on the part of the Depositor.

               (v) The Depositor Agreements have been duly and validly executed and delivered by the Depositor.

               (vi) The Trust Agreement constitutes a legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, receivership, conservatorship and similar laws relating to or affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (vii) The execution and delivery by the Depositor of the Depositor Agreements, and the performance by the Depositor of its obligations thereunder, do not violate (A) any Delaware law, rule or regulation or (B) the LLC Certificate or the LLC Agreement.

               (viii) No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required solely in connection with the execution and delivery by the Depositor of the Depositor Agreements or the performance by the Depositor of its obligations thereunder.

               (ix) The Depositor's assignment and delivery of the Receivables to the Trust and the filing of applicable UCC financing statements with the Delaware Secretary of State will vest in the Trust a first priority perfected security interest therein, subject to no prior Lien.

          (i) Opinion of Special Delaware Counsel for the Trust. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of

     [_______________], special Delaware counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that:

               (i) The Trust has been duly formed and is validly existing as a statutory trust pursuant to the laws of the State of Delaware, 12 Del.
          C. (S)(S) 3801, et seq. (the "Statutory Trust Act"), and has the power and authority under the Trust Agreement and the Act to execute, deliver and perform its obligations under the Basic Documents to which the Trust is a party, to issue the Certificates and the Notes and to grant the Owner Trust Estate to the Indenture Trustee as security for the Notes.

               (ii) The Basic Documents to which the Trust is a party have been duly authorized, executed and delivered by the Trust and the Notes have been duly executed by the Trust.

               (iii) Assuming the due authorization, execution and delivery of each Basic Document to which the Trust is a party by the Owner Trustee, on behalf of the Trust, and by each other party thereto each such Basic Document constitutes the valid, legal and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization or other laws now or hereafter in effect affecting the enforcement of creditors' rights generally, and except that no opinion need be expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

               (iv) The Notes have been duly authorized, executed and issued by the Trust.

               (v) The Certificates have been duly authorized by the Trust and, when executed by the Trust, authenticated by the Owner Trustee and delivered to the Depositor in accordance with the Trust Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

               (vi) Neither the execution, delivery and performance by the Trust of the Basic Documents to which the Trust is a party, the Certificates or the Notes, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State.

               (vii) Neither the execution, delivery and performance by the Trust of the Basic Documents to which the Trust is a party, the Certificates or the Notes, nor the consummation of the transactions contemplated thereby, will conflict with or result in a breach of, or constitute a default under the provisions of the Trust Agreement or any law, rule or regulation of the State of Delaware applicable to the Trust or, to our knowledge without independent investigation, any judgment or order of the Sate of Delaware applicable to the Trust or its properties or, to our knowledge without independent investigation, any indenture, mortgage, contract or other agreement or instrument to which the Trust is a party or by which it is bound.

               (viii) Under Section 3805(b) of the Statutory Trust Act, no creditor of any Certificate Owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Owner Trust Estate except in accordance with the terms of the Trust Agreement.

               (ix) Under Section 3805(c) of the Statutory Trust Act, except to the extent otherwise provided in the Trust Agreement, a Certificate Owner has no interest in specific Trust property.

               (x) Under Section 3808(a) and (b) of the Statutory Trust Act, the Trust may not be terminated or revoked by any Certificate Owner, and the dissolution, termination or bankruptcy of any Certificate Owner shall not result in the termination or dissolution of the Trust, except to the extent otherwise provided in the Trust Agreement.

               (xi) Under the Statutory Trust Act, the Trust is a separate legal entity and, assuming that the Sale and Servicing Agreement conveys good title to the Trust property to the Trust as a true sale and not as a security arrangement, the Trust rather than the Certificate Owners will hold whatever title to the Trust property as may be conveyed to it from time to time pursuant to the Sale and Servicing Agreement, except to the extent that the Trust has taken action to dispose of or otherwise transfer or encumber any part of the Trust property.

               (xii) To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Collateral has been duly created and has attached, upon the filing of the Financing Statement with the Secretary of State, the Indenture Trustee will have a perfected security interest in the Trust's rights in that portion of the Collateral described in the Financing Statement that constitutes "chattel paper," "general intangibles" or "accounts" (as such terms are defined in the UCC) and the proceeds thereof; and such security interest will be prior to any other security interest granted by the Trust that is perfected solely by the filing of financing statements under the UCC, subject to Section 9-312 of the UCC (with respect to purchase money security interests) and Section 9-306 of the UCC (with respect to temporarily perfected security interests in proceeds).

          (j) Opinion of Counsel for the Indenture Trustee. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of in-house counsel for the Indenture Trustee, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that:

               (i) The Indenture Trustee has been duly incorporated and is validly existing as a [____________] under the laws of [____________].

               (ii) The Indenture Trustee, at the time of its execution and delivery of the Indenture, had full power and authority to execute and deliver the Indenture and has full power and authority to perform its obligations thereunder.

               (iii) The Indenture has been duly and validly authorized, executed and delivered by the Indenture Trustee and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes the valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights or by general principles of equity.

               (iv) To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Indenture Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Indenture Trustee to carry out the transactions contemplated in the Indenture.

               (v) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Indenture Trustee of the Indenture.

               (vi) Each of the Basic Documents to which the Indenture Trustee is a party has been duly executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Collateral and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (vii) The Notes have been duly authenticated and delivered by the Indenture Trustee in accordance with the terms of the Indenture.

          (k) Opinion of Counsel for the Owner Trustee. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of

     [_______________], counsel for the Owner Trustee, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that:

               (i) [_______________] is duly incorporated and validly existing as a [____________] under the laws of [____________] and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement and to consummate the transactions contemplated thereby.

               (ii) The Trust Agreement has been duly authorized, executed and delivered by [_______________] and is the legal, valid and binding agreement of [_______________], enforceable against [_______________]
          in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditor's rights generally and to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (iii) The Owner Trustee has duly executed and delivered each Basic Document to which the Trust is a party on behalf of the Trust in accordance with the authorization contained in the Trust Agreement.

               (iv) Neither the execution, delivery and performance by [_______________] of the Trust Agreement, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof, will conflict with or result in a breach of, or constitute a default under the charter or bylaws of [_______________] or any law, rule or regulation of [____________] governing the banking or trust powers of [_______________] or, to our knowledge, without independent investigation, any judgment or order of [____________] applicable to [_______________] or its properties or, to our knowledge, without independent investigation, any indenture, mortgage, contract or other agreement or instrument to which [_______________] is a party or by which it is bound.

               (v) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of [____________] is required by or with respect to [_______________] for the (A) valid execution, delivery and performance of the Trust Agreement, (B) valid execution and delivery by the Owner Trustee on behalf of the Trust of the Basic Documents to which the Trust is a party, or (C) validity or enforceability the agreements listed in clauses (A) or (B) of this paragraph, other than the filing of the Certificate of Trust with the Secretary of State.

               (vi) To our knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting [_______________] before any court or other government authority of [____________] which, if adversely determined, would materially and adversely affect the ability of

          [_______________] to carry out the transactions contemplated by the Trust Agreement.

          (l) Opinion of Counsel for the Underwriters. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters. In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel reasonably satisfactory to the Underwriters.

          (m) Reliance Letters. At the Closing Time, counsel to CarMax and the Depositor shall provide reliance letters to the Underwriters relating to each legal opinion relating to the transaction contemplated hereby rendered to either Trustee or either Rating Agency.

          (n) Maintenance of Rating. At the Closing Time, the Class A-1 Notes shall be rated by each Rating Agency in its highest short-term rating category and the Class A-2, Class A-3 and Class A-4 Notes shall be rated in the highest rating category by each Rating Agency, the Class B Notes shall be rated "Aa3" and "A" by Moody's and Standard & Poor's, respectively, and the Class C Notes shall be rated "Baa3" and BBB" by Moody's and Standard & Poor's, respectively, and the Depositor shall have delivered to the Underwriters a letter dated the Closing Time from each Rating Agency, or other evidence satisfactory to the Underwriters, confirming that the Notes have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes or any other securities of CarMax or any of its Affiliates by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any other securities of CarMax or any of its Affiliates.

          (o) Additional Rating Agency Requirements. The Depositor will, to the extent, if any, that the ratings provided with respect to the Notes by either Rating Agency are conditioned upon the furnishing or the taking of any other actions by the Depositor, furnish such documents and take all such other actions.

          (p) Additional Documents. At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance of the Securities and the sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Depositor in connection with the foregoing shall be satisfactory in form and substance to counsel for the Underwriters.

          (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     Section 6. Indemnification.

     (a) Indemnification of Underwriters. CarMax and the Depositor agree jointly and severally to indemnify and hold harmless the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in each Collateral Term Sheet (if any), each Structural Term Sheet (if any), all Computational Materials (if any), any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d)) any such settlement is effected with the written consent of the Depositor; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Depositor by the Underwriters expressly for use in the Registration Statement (or any amendment thereto), each Collateral Term Sheet (if any), each Structural Term Sheet (if any), all Computational Materials (if any), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Underwriters consists of the following information under the caption "Underwriting" in each of the Prospectus and Prospectus Supplement, and in the Prospectus Supplement the (i) concession and reallowance figures appearing in the second table and (ii) information regarding discretionary
     sales contained in the second, third and         paragraphs.
                                              -------

     The terms "Collateral Term Sheet" and "Structural Term Sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the Commission's response thereto, were publicly available February 17, 1995). The term "Collateral Term Sheet" as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the Commission's response thereto, were publicly available May 20, 1994).

     (b) Indemnification of CarMax and the Depositor. The Underwriters agree severally but not jointly to indemnify and hold harmless CarMax and the Depositor and each person, if any, who controls CarMax and the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of material facts made in the Prospectus (or any amendment thereto), each Collateral Term Sheet (if any), each Structural Term Sheet (if any), all Computational Materials (if any), any Preliminary Prospectus or the Registration Statement (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to CarMax and the Depositor by the Underwriters expressly for use in the Registration Statement (or any amendment thereto), each Collateral Term Sheet (if any), each Structural Term Sheet (if any), all Computational Materials (if any), any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a), counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 6(b), counsel to the indemnified parties shall be selected by CarMax or the Depositor. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or
Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     Section 7. Contribution. If the indemnification provided for in Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by CarMax and the Depositor on the one hand and the Underwriters on the other hand from the offering of the Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of CarMax and the Depositor on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by CarMax and the Depositor on the one hand and the Underwriters on the other hand in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (before deducting expenses) received by CarMax and the Depositor and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate initial offering prices of the Notes. The relative fault of CarMax and the Depositor on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by CarMax and the Depositor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     CarMax, the Depositor and the Underwriters each agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in respect of the Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls CarMax or the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as CarMax and the Depositor. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Notes set forth opposite their respective names in Schedule A and not joint.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of CarMax and the Depositor and their Affiliates submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or any controlling person, or by or on behalf of CarMax and the Depositor and their Affiliates, and shall survive delivery of the Notes to the Underwriters.

     Section 9. Termination of Agreement.

     (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Depositor, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of CarMax or the Depositor, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, (iii) if trading in any securities of CarMax, the

Depositor or any of their Affiliates has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (iv) a material disruption has occurred in commercial banking or securities settlement or clearing services in the United States or (v) if a banking moratorium has been
declared by either federal, Virginia,          or New York authorities.
                                      --------

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Sections 1, 6, 7, 8 and 10 shall survive such termination and remain in full force and effect.

     Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

          (a) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be purchased on such date, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations in Schedule A bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement either the Representative or the Depositor shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at [____________________], attention of [____________]; notices to CarMax or the Depositor, respectively, shall be directed to it at 4900 Cox Road, Glen Allen, Virginia 23060, attention of General Counsel.

     Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon each of the Underwriters, CarMax, the Depositor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, CarMax, the Depositor and their respective successors and the controlling persons, directors and officers referred to in Sections 6 and 7 and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, CarMax, the Depositor and their respective successors, and the controlling persons, directors and officers referred to in Sections 6 and 7 and their heirs and legal representatives and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     Section 14. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Representative a counterpart hereof, whereupon it will become a binding agreement among CarMax, the Depositor and the several Underwriters in accordance with its terms.

                                              CARMAX AUTO FUNDING LLC,
                                                as Depositor


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              CARMAX AUTO SUPERSTORES, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

CONFIRMED AND ACCEPTED,
   as of the date first above written:

[_______________],
     as Representative of the Underwriters
     named in Schedule A hereto


By:
    -------------------------
    Name:
    Title:

                                                          Underwriting Agreement

                                   SCHEDULE A

                               Amount of   Amount of   Amount of   Amount of   Amount of
                               Class A-1   Class A-2   Class A-3   Class A-4    Class B
Underwriter                      Notes       Notes       Notes       Notes       Notes
-----------                    ---------   ---------   ---------   ---------   ---------
[__________]................       $           $           $           $           $

Total.......................       $           $           $           $           $
                                   ==          ==          ==          ==          ==

                               Amount of
                                Class C
Underwriter                      Notes
-----------                    ---------
[__________]................
                                   $
Total.......................
                                   $
                                   ==

                                      S-A-1